Exhibit 21

Pentair Ltd. and subsidiaries as of December 31, 2012.

Name of Company	Jurisdiction of Incorporation
A.C.N. 095 652 645 Pty Limited	Australia
Alberta Electronic Company Limited	Hong Kong
Alliance Integrated Systems, Inc.	United States
Aplex Industries, Inc.	United States
Apno, S.A. de C.V.	Mexico
Beijing Pentair Environmental Protection Equipment Co., Ltd.	P.R.C.
Biffi Italia S.r.l.	Italy
Calmark Europe Limited	Ireland
Century Industries Company	Canada
Century Mfg. Co.	United States
Chansuba Pumps Private Limited[1]	India
Chemat GmbH Armaturen fur Industrie – und Nuklearanlage	Germany
Coastline Foundry (QLD) Pty Limited	Australia
Conception et Representation de Technologie de Controle C.R.T. Controle	France
Crosby Valve, LLC	United States
Combinatie Nijuis-Ippel V.o.f.[2]	Netherlands
DA Export International GmbH	Germany
Danby Pty Limited	Australia
Davies Pumps & Co Limited	New Zealand
Dongguan Jieming Tianyuan Water Purifying Equipment Co., Ltd	P.R.C.
Dritte Korschenbroicher Armaturen GmbH	Germany
Edward Barber & Company Limited	United Kingdom
Edward Barber (U.K.) Limited	United Kingdom
Electronic Enclosures, LLC	United States
Emirates Techno Casting FZE	United Arab Emirates
Emirates Techno Casting Holdings Limited	United Arab Emirates
Emirates Techno Casting LLC	United Arab Emirates
Epps, Ltd.	Mauritius
Erichs Armatur AB2	Sweden
Erste Korschenbroicher Armaturen GmbH & Co. KG3	Germany
Erste Korschenbroicher Armaturen Hungary Kereskedellmi Kft.	Hungary
Erste Korschenbroicher Armaturen Verwaltungs GmbH	Germany
Erwin Burbach Maschinenfabrik GmbH	Germany
ETC – CP (M) Sdn Bhd	Malaysia
ETC International Holdings, Ltd.	British Virgin Islands
ETE Coliban Pty Limited	Australia
Euratech (Malaysia) Sdn. Bhd.	Malaysia
Eurotrol S.p.A.[4]	Italy
EuroPentair GmbH	Germany
Everpure Japan K.K.	Japan
FARADYNE Motors (Suzhou) Co., Ltd[2]	P.R.C.
Faradyne Motors LLC[2]	United States
FilterSoft, LLC	United States
Filtrix B.V.	Netherlands
Fleck Controls, Inc.	United States
Flo-Check Valves Limited	United Kingdom
Flow Control Holding GmbH & Co. KG	Germany

Flow Control Holding Verwaltungs GmbH	Germany
Flow Control Technologies SA	France
Flow Shares Ltd.	Bahamas
Generale de Robinetterie Industrielle et de Systemes de Surete (GRISS) S.A.	France
Goyen Controls Co Pty Limited	Australia
Goyen Controls Co UK Limited	United Kingdom
Goyen Valve LLC	United States
Greenspan Environmental Technology Pty Ltd	Australia
Greenspan Singapore Private Limited	Singapore
Greenspan Technology Pty Ltd	Australia
Gulf Valve FZE	United Arab Emirates
Haffmans B.V.	Netherlands
Haffmans North America, Inc.	United States
Hawley Group Canada Limited	Canada
Hindle Cockburns Limited	United Kingdom
Hiter Industria e Comercio de Controles Termo-Hidraulicos Ltda.	Brazil
Hoffman Enclosures Inc.	United States
Hoffman Enclosures (Mex.) LLC	United States
Hoffman Enclosures Mexico, S. de R.L. de C.V.	Mexico
Hoffman Schroff PTE Ltd	Singapore
Holding Nijhuis Pompen B.V.	Netherlands
Hypro EU Limited	United Kingdom
Infinite Water Solutions Pvt. Ltd.[2]	India
Investim Chile S.A.	Chile
J.R. Clarkson Company LLC, The	United States
JC Middle East FZE	United Arab Emirates
JCF Fluid Flow Indian Private Limited	India
Jung Pumpen France S.a.r.l.	France
Jung Pumpen GmbH	Germany
KEF Holdings Limited	United Arab Emirates
Keystone Asia Pacific Pty Limited	Australia
Keystone Canada Co.	Canada
Keystone Germany Holdings Corp.	United States
Keystone New Zealand Company	New Zealand
Keystone Saudi, Inc.	United States
Keystone Valve (Korea) LLC	South Korea
Keystone Valve (U.K.) Ltd.	United Kingdom
Leushuis China Ltd.	Hong Kong
Leushuis Projects International B.V.	Netherlands
Lincoln Automotive Company	United States
M.M. Participacoes Ltda.	Brazil
McNeil (Ohio) Corporation	United States
Mecafrance (Deutschland) GmbH	Germany
MECAIR S.r.L.	Italy
Milperra Developments Pty Limited	Australia
Moraine Properties, LLC	United States
Nano Terra, Inc.[5]	United States
Neotecha AG	Switzerland
New Zealand Valve Company	New Zealand
Nijhuis International B.V.	Netherlands
Nijhuis Pompen B.V.	Netherlands
Nijhuis Pompen BVBA	Belgium
Nijhuis Pompen Exploitatiemaatschappij B.V.	Netherlands
Nijhuis Pompen GmbH	Germany

Nocchi Pompes Europe S.a.r.l.	France
Norse Valves AS6	Norway
Nortrac Engineering Company	New Zealand
Onga (NZ) Limited	New Zealand
Onga Pump Shop Pty. Ltd.	Australia
Optima Enclosures Limited	United Kingdom
Panthro Acquisition Co.	United States
Pentair (Brazil) Luxembourg S.a.r.l.	Luxembourg
Pentair Aquatic Eco-Systems (Canada), Inc.	Canada
Pentair Aquatic Eco-Systems, Inc.	United States
Pentair Asia PTE Ltd.	Singapore
Pentair Bermuda Holdings[5]	Bermuda
Pentair Bermuda, LLC	United States
Pentair Beteiligungs GmbH	Germany
Pentair Brasil Holdings Ltda.	Brazil
Pentair Brazil Holding S.a.r.l.	Luxembourg
Pentair Brazil, LLC	United States
Pentair Canada, Inc.	Canada
Pentair China (Switzerland) GmbH	Switzerland
Pentair Clean Process Technologies India Private Limited	India
Pentair DMP Corp.	United States
Pentair Electronic Packaging de Mexico, S. de R.L de C.V.	Mexico/Luxembourg
Pentair Enclosures Inc.	United States
Pentair Enclosures S. de R.L. de C.V.	Mexico
Pentair Engineered Products (UK) Ltd	United Kingdom
Pentair Environmental Systems Ltd	United Kingdom
Pentair Epsilon Limited	Bermuda
Pentair European Investments Deutschland GmbH	Germany
Pentair European Security Holdings SA	France
Pentair European Steel Strip Limited	United Kingdom
Pentair Federal Pump, LLC	United States
Pentair Filtration Solutions, LLC	United States
Pentair Finance Group GmbH	Switzerland
Pentair Finance Holding GmbH	Switzerland
Pentair Finance S.A.	Luxembourg
Pentair Flexonics Australia Pty Limited	Australia
Pentair Flexonics NZ Company	New Zealand
Pentair Flow Control (UK) Limited	United Kingdom
Pentair Flow Control AG	Switzerland
Pentair Flow Control Chile Holding LLC	United States
Pentair Flow Control Company LLC	United States
Pentair Flow Control Europe SAS	France
Pentair Flow Control Holding NL B.V.	Netherlands
Pentair Flow Control Holdings Ltd	United Kingdom
Pentair Flow Control International Holdings A, LLC	United States
Pentair Flow Control International Holdings B, LLC	United States
Pentair Flow Control International Holdings C, LLC	United States
Pentair Flow Control International Holdings D, LLC	United States
Pentair Flow Control International Pty Limited	Australia
Pentair Flow Control Italia S.r.l.	Italy
Pentair Flow Control Middle East FZE	United Arab Emirates
Pentair Flow Control Pacific Pty limited	Australia
Pentair Flow Control US Holding Corporation	United States

Pentair Flow Services AG	Switzerland
Pentair France SARL	France
Pentair Germany GmbH	Germany
Pentair Global Holdings B.V.	Netherlands
Pentair Global S.a.r.l.	Luxembourg
Pentair Hidro Filtros do Brasil Indústria e Comércio de Filtros Ltda.	Brazil
Pentair Holding III (Denmark) ApS	Denmark
Pentair Holdings S.a.r.l.	Luxembourg
Pentair Holdings Switzerland GmbH	Switzerland
Pentair Housing, Inc.	United States
Pentair Housing, LP	United States
Pentair International Armaturen Holding GmbH	Germany
Pentair International Holding S.a.r.l.	Luxembourg
Pentair International PLT Deutschland GmbH	Germany
Pentair International PLT Klartechnik GmbH	Germany
Pentair International PLT Umwelttechnik GmbH	Germany
Pentair International S.a.r.l. (Switzerland)	Switzerland
Pentair Janus Holding LLC	United States
Pentair Janus Holdings	Bermuda
Pentair Luxembourg, S.a.r.l.	Luxembourg
Pentair Magyarország Kft.	Hungary
Pentair Management Company	United States
Pentair Manufacturing Belgium BVBA	Belgium
Pentair Manufacturing France S.A.S.	France
Pentair Manufacturing Italy, S.r.L.	Italy
Pentair Middle East FZE	United Arab Emirates
Pentair Middle East Holding S.a.r.l.	Luxembourg
Pentair Nanosoft Bermuda Holdings	Bermuda
Pentair Nanosoft US Holdings, LLC	United States
Pentair Netherlands B.V.	Netherlands
Pentair Netherlands Global B.V.	Netherlands
Pentair Netherlands Holding B.V.	Netherlands
Pentair Netherlands Holding, Inc.	United States
Pentair Netherlands International B.V.	Netherlands
Pentair Pacific Rim (Water) Limited	Hong Kong
Pentair Pacific Rim Limited	Hong Kong
Pentair Pipe Systems Pte. Ltd.	Singapore
Pentair Poland Sp.z.o.o.	Poland
Pentair Project Services Canada, Inc.	Canada
Pentair Pump Group, Inc.	United States
Pentair Residential Filtration, LLC[8]	United States
Pentair Services France S.A.S.	France
Pentair Services Holding GmbH	Switzerland
Pentair Shenzhen Enclosure Company, Ltd.	P.R.C.
Pentair Switzerland GmbH	Switzerland
Pentair Taunus Electrometalurgica Ltda	Brazil
Pentair Technical Products China	P.R.C.
Pentair Technical Products Holdings, Inc.	United States
Pentair Technical Products, Inc.	United States
Pentair Technical Products India Private Limited	India
Pentair Technical Products, S. de R.L. de C.V.	Mexico
Pentair Technical Products S.a.r.l.	Luxembourg
Pentair Technical Products Service Co.	United States

Pentair Thailand Ltd.	Thailand
Pentair Thermal Management Belgium NV	Belgium
Pentair Thermal Management Canada Ltd.	Canada
Pentair Thermal Management Czech s.r.o.	Czech Republic
Pentair Thermal Management France SAS	France
Pentair Thermal Management Germany GmbH	Germany
Pentair Thermal Management Holdings B LLC	United States
Pentair Thermal Management Holdings Germany GmbH	Germany
Pentair Thermal Management Holdings LLC	United States
Pentair Thermal Management Japan Co., Ltd.	Japan
Pentair Thermal Management Korea Ltd.	South Korea
Pentair Thermal Management LLC	United States
Pentair Thermal Management Netherlands B.V.	Netherlands
Pentair Thermal Management Norway AS	Norway
Pentair Thermal Management Polska Sp. z.o.o.	Poland
Pentair Thermal Management UK Limited	United Kingdom
Pentair Trading (Shanghai) Co. Ltd.	P.R.C.
Pentair Transport, Inc.	United States
Pentair Tubing Limited	United Kingdom
Pentair UK Group Limited	United Kingdom
Pentair Umwelttechnik GmbH	Germany
Pentair Valves & Controls (Thailand) Ltd.	Thailand
Pentair Valves & Controls (UK) Limited	United Kingdom
Pentair Valves & Controls Argentina S.A.	Argentina
Pentair Valves & Controls Brasil Ltda.	Brazil
Pentair Valves & Controls Canada Inc.	Canada
Pentair Valves & Controls Denmark A/S	Denmark
Pentair Valves & Controls France S.C.A.	France
Pentair Valves & Controls Germany GmbH	Germany
Pentair Valves & Controls Gulf Limited	United Kingdom
Pentair Valves & Controls Hong Kong Limited	Hong Kong
Pentair Valves & Controls Italia S.r.l.	Italy
Pentair Valves & Controls Japan Co., Ltd.	Japan
Pentair Valves & Controls Middle East, Inc.	United States
Pentair Valves & Controls Polska Sp.z.o.o.	Poland
Pentair Valves & Controls Singapore Ptd Ltd.	Singapore
Pentair Valves & Controls U.A.E., Inc.	United States
Pentair Valves & Controls US LP	United States
Pentair Valves & Controls, Inc.	United States
Pentair Valves and Controls Ireland Limited	Ireland
Pentair Valves Limited	United Kingdom
Pentair Verwaltungs GmbH & Co. KG	Germany
Pentair Water (Suzhou) Co. Ltd.	P.R.C.
Pentair Water Asia Pacific Ltd.	Singapore
Pentair Water Australia Pty Ltd	Australia
Pentair Water Belgium B.V.B.A.	Belgium
Pentair Water Components & Services B.V.	Netherlands
Pentair Water Corp.	United States
Pentair Water do Brasil Ltda	Brazil
Pentair Water Europe s.r.l.	Italy
Pentair Water France SAS	France
Pentair Water Germany GmbH	Germany
Pentair Water Group, Inc.	United States
Pentair Water Holdings, LLC	United States

Pentair Water Holdings Pty Ltd	Australia
Pentair Water India Private Limited	India
Pentair Water Italy s.r.l.	Italy
Pentair Water Latinamérica S.A.[9]	Argentina
Pentair Water Membraan Techonologie B.V.	Netherlands
Pentair Water Middle East	United Arab Emirates
Pentair Water New Zealand Limited	New Zealand
Pentair Water Polska Sp.z.o.o.	Poland
Pentair Water Pool and Spa, Inc.	United States
Pentair Water Proces Technologie Holding B.V.	Netherlands
Pentair Water Process Technology B.V.	Netherlands
Pentair Water Projects International B.V.	Netherlands
Pentair Water Purification Systems (Shanghai) Co. Ltd	P.R.C.
Pentair Water Solutions Pty Limited	Australia
Pentair Water South Africa (Proprietary) Limited	South Africa
Pentair Water Spain, S.L.	Spain
Pentair Water Treatment (OH) Company	United States
Pentair Water Treatment Company	United States
Pentair Water Treatment Pvt. Ltd.	India
Pentair Water Winkelsteeg B.V.	Netherlands
Pentair Water, LLC	United States
Pentair Water-Mexico, S. de R.L. de C.V.	Mexico
Pentair, Inc.	United States
Penwald Insurance Company	United States
PFAM, Inc.	United States
Plymouth Products, Inc.	United States
Point Four S.A.	Chile
Point Four Water Quality Technologies (Suzhou) Co., Ltd.	P.R.C.
PNR Water Netherlands CV	Netherlands
Porter-Cable de Mexico S.A. de C.V.	Mexico
PT Tyco Eurapipe Indonesia	Indonesia
PTG Accessories Corp.	United States
Purification Valley C.V. [10]	Netherlands
Raychem HTS Limited	United Kingdom
S.C. FCT Industrial SRL	Romania
SABO-Armaturen Service GmbH	Germany
Safety Systems UK Limited	United Kingdom
Safety Systems UK Pte. Ltd.	Singapore
Schroff Co. Ltd. Taiwan	Taiwan
Schroff GmbH	Germany
Schroff K.K.	Japan
Schroff S.A.S.	France
Schroff S.r.l.	Italy
Schroff Scandinavia AB	Sweden
Schroff UK Limited	United Kingdom
Seghers-Applied Pty Ltd	Australia
Sempell GmbH[11]	Germany
Seneca Enterprises Co.	United States
Servicios Tyco Internacional VE 1060, C.A.	Venezuela
Shanghai Alberta Electronics Co., Ltd.	P.R.C.
Shanxi Jieming Environmental Protection Equipment Co., Ltd	P.R.C.
Sibrape Indústria e Comércio de Artigos Para lazer Ltda.	Brazil
Spensall Engineering Limited	United Kingdom
Sta-Rite de Mexico S.A. de C.V.	Mexico

Sta-Rite de Puerto Rico, Inc.	Puerto Rico
Sta-Rite Industries, LLC	United States
Steel Mains Proprietary Limited	Australia
Steel Support Systems Limited	United Kingdom
Südmo (UK) Ltd.	United Kingdom
Südmo Components GmbH	Germany
Südmo Holding GmbH	Germany
Südmo North America, Inc.	United States
Südmo Projects GmbH	Germany
Surewood Acquisition Corporation	United States
Taiwan Valve Co., Ltd	Taiwan
TopAq Pty Limited	Australia
Tracer Canada Incorporated	Canada
Tracer Construction LLC	United States
Tracer Field Services Canada Ltd.	Canada
Tracer Industries Canada Limited	Canada
Tracer Industries Management LLC	United States
Tracer Industries, Inc.	United States
Tupelo Real Estate, LLC	United States
TV&C GP Holding, LLC	United States
Tyco Flow Control (Shanghai) Co., Ltd.	P.R.C.
Tyco Flow Control Africa (Proprietary) Limited	South Africa
Tyco Flow Control Beijing Co., Ltd.	P.R.C.
Tyco Flow Control Chile S.A.	Chile
Tyco Flow Control de Venezuela, C.A.	Venezuela
Tyco Flow Control del Uruguay S.A.	Uruguay
Tyco Gulf FZE	United Arab Emirates
Tyco Services S.A. (Peru)	Peru
Tyco Thermal Controls [Russia]	Russia
Tyco Thermal Controls (Huzhou) Co. Ltd.	P.R.C.
Tyco Thermal Controls (Shanghai) Engineering Co., Ltd.	P.R.C.
Tyco Thermal Controls (Shanghai) Trading Co. Ltd	P.R.C.
Tyco Thermal Controls Construction Corporation	Canada
Tyco Thermal Controls Finland Oy	Finland
Tyco Thermal Controls India Private Limited	India
Tyco Thermal Controls Kazakhstan LLP	Kazakhstan
Tyco Thermal Controls Nordic AB	Sweden
Tyco Thermal Controls Romania S.R.L.	Romania
Tyco Valves & Controls (M) Sdn. Bhd.	Malaysia
Tyco Valves & Controls (Sichuan) Co., Ltd.	P.R.C.
Tyco Valves & Controls (Taiwan) Ltd	Taiwan
Tyco Valves & Controls Belgium	Belgium
Tyco Valves & Controls B.V.	Netherlands
Tyco Valves & Controls Distribution Czech s.r.o.	Czech Republic
Tyco Valves & Controls Distribution Ltd [Hungary]	Hungary
Tyco Valves & Controls Distribution Spain	Spain
Tyco Valves & Controls India Pvt. Ltd.	India
Tyco Valves and Controls de Mexico, S.A. de C.V.	Mexico
Tyco Valves and Controls Distribution SA (Proprietary) Limited	South Africa
Tyco Water Valve (Shanghai) Co., Ltd	P.R.C.
Tyco Waterworks (Pty) Ltd.	South Africa
Valvulas Crosby Industria e Comercio Ltda.	Brazil
Vierte Korschenbroicher Armaturen GmbH & Co. KG	Germany
Vierte Korschenbroicher Armaturen Verwaltungs GmbH	Germany

Voltea Ltd.[12]	United Kingdom
Water Infrastructure Group (Queensland) Pty Ltd	Australia
Water Infrastructure Group Pty Ltd	Australia
Water Reticulation Systems (Virginia) Pty Limited	Australia
Water Reticulation Systems Hire Pty Limited	Australia
Webster Electric Company, LLC	United States
Westlock Controls Corporation	United States
Westlock Controls Holdings, Inc.	United States
Westlock Controls Limited	United Kingdom
Westlock Equipamentos de Controle Ltda.	Brazil
WICOR Industries (Australia) Pty. Ltd.	Australia
X-Flow B.V.	Netherlands
Yabaida Electronic (Shenzhen) Company Limited	P.R.C.
Yarway Australia Pty Limited	Australia
Zweite Korschenbroicher Armaturen GmbH	Germany

[1]	47% owned
[2]	50% owned
[3]	96.67% owned
[4]	25% owned
[5]	4.81% owned
[6]	15.1% owned
[7]	81.1% owned
[8]	80.1% owned
[9]	99.93% owned
[10]	99% owned
[11]	49% owned
[12]	10% owned